FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2004




                       ELEPHANT TALK COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter.)




                                    000-30061
                            (Commission File Number)


                                   95-4557538
                      (I.R.S. Employee Identification No.)


          438 East Katella Avenue, Suite 217, Orange, California 92867
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 288-1570














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Item 1.  Changes in Control of Registrant

         None


Item 2.  Acquisition or Disposition of Assets

              Pursuant to a Sale and Purchase Agreement (the "Acquisition Agreement"), effective March 31, 2004, and through the subsequent transaction (the "Purchase"), that closed on May 24, 2004 (the "Closing"), Elephant Talk Communications, Inc., a California corporation (Registrant), completed the Purchase of 30% of all of the issued and outstanding shares of common stock of New Times Navigation Limited (Company), a company incorporated in Marshall Islands, from four shareholders of the Company - Fantastic Fiesta Limited, Kong Lung Cheung, Renren Asset Management Limited and Powerpoint Management Limited, (collectively, the "Shareholders"), for a total consideration valued at $6,150,000. The purchase consideration was payable at the Closing Date of May 24, 2004 as follows: $2,550,000 of the purchase consideration consisted of 5,100,000 restricted common shares of the Registrant, shares valued at $0.50 per common share at the Closing Date, issued to the Shareholders in accordance with the terms of their sale of shares to Registrant; and $3,600,000 of the purchase consideration to be settled by the Registrant upon Closing, by issuing Unsecured Convertible Promissory Notes (the "Promissory Notes") of the Registrant. The redemption of the Promissory Notes is conditional on the Registrant's ability to raise money from the public on or before March 28, 2005. Failing which, the Shareholders shall have the right to convert the Promissory Notes into Registrant's common shares at the agreed conversion price of $0.50 per share. The acquisition was effected pursuant to a Sale and Purchase Agreement dated March 31, 2004 by and between the Registrant and the Shareholders.

              To the best knowledge of the Registrant, at the time of the acquisition there was no material relationship between (i) Registrant and the Shareholders, and (ii) Registrant, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.


Item 3.  Bankruptcy or Receivership

         None


Item 4.  Changes in Registrant's Certifying Accountant

         None


Item 5.  Other Events

         None




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
Item 6.  Resignation of Registrant's Directors

         None


Item 7.  Financial Statements and Exhibits

         The unaudited pro forma condensed financial statements will be filed at a later date.

         Exhibit 2.1: Sale and Purchase Agreement dated March 31, 2004


Item 8.  Change in Fiscal Year

         None

                                    SIGNATURE


              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELEPHANT TALK COMMUNICATIONS, INC.

Dated:  June 1, 2004                        By: /s/ Russelle Choi
                                            ---------------------
                                            Russelle Choi
                                            Chief Executive Officer












































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